Report of Independent
Registered Public Accounting
Firm

To the Shareholders and
Board of Trustees of
Federated Institutional Trust:

In planning and performing
our audit of the financial
statements of Federated
Institutional High Yield Bond
Fund (one of the portfolios
constituting Federated
Institutional Trust) (the
?Fund?) as of and for the year
ended October 31, 2015, in
accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States), we considered the
Fund?s internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for
designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to
comply with the requirements
of Form N-SAR, but not for
the purpose of expressing an
opinion on the effectiveness
of the Fund?s internal control
over financial reporting.
Accordingly, we express no
such opinion.

The management of the Fund
is responsible for establishing
and maintaining effective
internal control over financial
reporting.  In fulfilling this
responsibility, estimates and
judgments by management
are required to assess the
expected benefits and related
costs of controls.  A
company?s internal control
over financial reporting is a
process designed to provide
reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external
purposes in accordance with
generally accepted
accounting principles.  A
company?s internal control
over financial reporting
includes those policies and
procedures that (1) pertain to
the maintenance of records
that,  in reasonable detail,
accurately and fairly reflect
the transactions and
dispositions of the assets of
the company; (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit
preparation of financial
statements in accordance
with generally accepted
accounting principles, and
that receipts and expenditures
of the company are being
made only in accordance with
authorizations of
management and directors of
the company; and (3) provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized acquisition, use
or disposition of a company?s
assets that could have a
material effect on the
financial statements.

Because of its inherent
limitations, internal control
over financial reporting may
not prevent or detect
misstatements.  Also,
projections of any evaluation
of effectiveness to future
periods are subject to the risk
that controls may become
inadequate because of
changes in conditions, or that
the degree of compliance
with the policies or
procedures may deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or employees, in
the normal course of







performing their assigned
functions, to prevent or detect
misstatements on a timely
basis.   A material weakness
is a deficiency, or a
combination of deficiencies,
in internal control over
financial reporting, such that
there is a reasonable
possibility that a material
misstatement of the
company?s annual or interim
financial statements will not
be prevented or detected on a
timely basis.

Our consideration of the
Fund?s internal control over
financial reporting was for
the limited purpose described
in the first paragraph and
would not necessarily
disclose all deficiencies in
internal control that might be
material weaknesses under
standards established by the
Public Company Accounting
Oversight Board (United
States).  However, we noted
no deficiencies in the Fund?s
internal control over financial
reporting and its operation,
including controls over
safeguarding securities, that
we consider to be a material
weakness as defined above as
of October 31, 2015.



This report is intended solely f
or the information and use of man
agement and the Board
of Trustees of the Fund and the S
ecurities and Exchange Commission
 and is not intended
to be and should not be used by an
yone other than these specified parties.



		  /s/ Ernst & Young LLP

Boston, Massachusetts
December 23, 2015